UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2011 (November 8, 2011)

Alliance One International, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-13684	54-1746567
________________	_____________________________	____________________
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway Morrisville, NC 27560-8417 (Address of principal executive offices)

(919) 379-4300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Alliance One International, Inc.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 8, 2011, the Board of Directors of Alliance One International, Inc. (the “Company”) elected J. Pieter Sikkel as a director.  Mr. Sikkel currently serves as the Company’s President.  Mr. Sikkel has not been appointed to serve on any committees of the Board of Directors.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 8, 2011, the Board of Directors of the Company approved, effective as of that date, an amendment to the Company’s bylaws to increase the size of the Company’s Board of Directors from nine to ten to allow the election of J. Pieter Sikkel as a director.  The Company’s bylaws are filed as Exhibit 3.1 hereto and are incorporated herein by reference.

Item 9.01

Exhibits.

Exhibit 3.01 – Amended and Restated Bylaws of Alliance One International, Inc.

Alliance One International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

November 10, 2011

ALLIANCE ONE INTERNATIONAL, INC.

By: /s/ Robert A. Sheets

Robert A. Sheets

Executive Vice President – Chief Financial Officer

Alliance One International, Inc.

EXHIBIT INDEX

Exhibit Number	Exhibit
3.1	Amended and Restated Bylaws of Alliance One International, Inc.